OPPENHEIMER CAPITAL INCOME FUND

Supplement dated March 4, 2010 to the

Prospectus dated December 29, 2009

This supplement amends the Prospectus of Oppenheimer Capital Income Fund (the “Fund”), dated December 29, 2009, as follows:

The section titled “How the Fund is Managed – Advisory Fees,” on page 20, is deleted in its entirety and is replaced with the following:

Advisory Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee, calculated on the daily net assets of the Fund, at an annual rate that declines on additional assets as the Fund grows: 0.75% of the first $100 million of average annual net assets of the Fund, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $4.5 billion, and 0.48% of net assets in excess of $5 billion. The Fund’s management fee for the period ended August 31, 2009 was 0.55% of average annual net assets for each class of shares.

     The Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. The transfer agent’s undertaking to limit its fees may be amended or withdrawn after one year from the date of this prospectus. Effective April 1, 2009, the Manager has agreed to voluntarily waive the advisory fee by 0.17% of the Fund’s average annual net assets for all classes through March 31, 2010. This voluntary waiver will be applied after all other waivers and/or reimbursements, and may be withdrawn at any time. The Manager has also agreed to voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in Oppenheimer Institutional Money Market Fund. Under the Fund’s Custody Agreement, the Fund receives certain credits from the Fund’s custodian that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average annual net assets. The undertakings to waive and/or reimburse the indirect management fees and to credit custodial expenses may be amended or withdrawn at any time. After all waivers, reimbursements and other credits, the actual total annual operating expenses for the fiscal year ended August 31, 2009 were 0.95% for Class A, 1.86% for Class B, 1.81% for Class C and 1.32% for Class N shares. The Fund’s management fee and other annual operating expenses may vary in future years.

     A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory contract is available in the Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2009.

March 4, 2010

PS0300.039